LEASES	6 Months Ended
Jun. 30, 2021
Leases [Abstract]
LEASES
NOTE 4 -   LEASES

On January 1, 2019, the Company adopted ASU 2016-02, using the modified retrospective approach for all lease arrangements at the beginning period of adoption.

On January 26, 2021, the Company entered into a new lease agreement, as amended, according to which, effective as of April 1, 2021, the Company leases a total of approximately 1,550 square meters at its facility located in Isfiya, Israel. The agreement expires on December 31, 2023, and the Company has an option to extend the lease period for an additional three years. The Company has the right to terminate the new lease agreement at any time, upon at least 60 days prior written notice. Monthly rental expenses under the lease agreement are $15.4.

As a result, according to ASC 842, the lease agreement was accounted for as a lease modification and, therefore, the lease liability was remeasured as of the modification date with an adjustment recorded to the underlying right of use asset.

In addition, the Company leases vehicles under various operating lease agreements.

At June 30, 2021, the Company’s operating lease assets and lease liabilities (both the current and non-current portion) for operating leases totaled $1,147 and $1,136, respectively.

Supplemental cash flow information related to operating leases was as follows:

six months ended June 30, 2021
Cash payments for operating leases	$146

The Company uses its incremental borrowing rate as the discount rate for its leases, as the implicit rate in the lease is not readily determinable. As of June 30, 2021, the Company’s operating leases had a weighted average remaining lease term of 4.8 years and a weighted average borrowing rate of 3.8%. Future lease payments under operating leases as of June 30, 2021 were as follows:

Operating
Leases
2021	$179
2022	$286
2023 and after	$783
Total future lease payments	$1,248
Less imputed interest	(112)
Total lease liability balance	$1,136